UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 14, 2004

Date of Report (Date of Earliest Event Reported)

Asconi Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	000-23712	91-1395124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1211 Semoran Boulevard, Suite 141, Casselberry, FL 32707

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (407) 679-9463

Item 5. Other Events and Required FD Disclosure

On April 14, 2004, Asconi Corporation issued a press release announcing that it will not file its annual report on Form 10-KSB for the fiscal year ended December 31, 2003 by April 14, 2004, the previously anticipated filing date. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The reader is advised to read the press release in its entirety.

Item 7. Financial Statements, Pro forma Financial Information, and Exhibits

(c) Exhibits.

The following exhibit is included with this Report:

Exhibit 99.1	Press release dated April 14, 2004 announcing that Asconi’s annual public report for the fiscal year ended December 31, 2003 will be filed later than expected.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asconi Corporation

Date: April 15, 2004	By:	/s/ Constantin Jitaru
Constantin Jitaru
President and Chief Executive Officer

3

Exhibit Index

No.	Description
99.1	Press release dated April 14, 2004 announcing that Asconi’s annual public report for the fiscal year ended December 31, 2003 will be filed later than expected.

4